UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2019 (January 1, 2019)

Synovus Financial Corp.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia (Address of principal executive offices)		31901 (Zip Code)

Registrant’s telephone number, including area code (706) 649-2311

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 1, 2019, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of July 23, 2018 (the “Merger Agreement”), by and among FCB Financial Holdings, Inc. (“FCB”), Synovus Financial Corp. (“Synovus”) and Azalea Merger Sub Corp., a wholly-owned Subsidiary of Synovus (“Merger Sub”), Merger Sub merged with and into FCB, with FCB continuing as the surviving corporation (the “Merger”). Immediately following the Merger, FCB merged with and into Synovus, with Synovus continuing as the surviving entity.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of FCB Class A common stock, par value $0.001 per share (“FCB Class A common stock”), became entitled to receive 1.055 shares (the “Exchange Ratio” and such shares, the “Merger Consideration”) of Synovus common stock, par value $1.00 per share (“Synovus common stock”), for each share of FCB Class A common stock issued and outstanding immediately prior to the Effective Time (other than shares owned by FCB as treasury stock or owned by FCB or Synovus (with limited exceptions)), with cash payable in lieu of any fractional shares.

Further, at the Effective Time, each FCB option granted by FCB to purchase shares of FCB Class A common stock, whether or not vested, and each unvested time-vested restricted stock unit (other than those restricted stock units held by non-employee directors), in each case granted under the FCB stock incentive plans (as defined below), was assumed and converted into awards covering Synovus common stock, with appropriate adjustments to reflect application of the Exchange Ratio.  Unvested restricted stock units held by non-employee directors, vested time-vested restricted stock units, performance-vested restricted stock units and shares of restricted stock, whether or not vested, in each case granted under the FCB stock incentive plans, were cancelled at the Effective Time in exchange for Merger Consideration (with any performance-based vesting condition applicable to any share of restricted stock or performance-vested restricted stock unit deemed to have been fully achieved (or, if the award contemplated multiple levels of achievement, achieved at the greater of the target level and the level of performance projected as of the Effective Time)).  Each cash phantom unit award granted under the FCB stock incentive plans fully vested as of the Effective Time (with any performance-based vesting condition applicable to such awards deemed to have been fully achieved (or, if the award contemplated multiple levels of achievement, achieved at the greater of the target level and the level of performance projected as of the Effective Time)) and was cancelled and converted automatically into the right to receive an amount in cash equal to the product of (x) the Exchange Ratio and (y) the average closing price of the Synovus common stock for the five full trading days preceding the effective date of the Merger, in respect of each share of FCB Class A common stock underlying such award.

In connection therewith, at the Effective Time, Synovus assumed (i) the FCB Financial Holdings, Inc. 2016 Stock Incentive Plan, as amended by Amendment No. 1, dated May 5, 2016 (the “2016 Plan”), (ii) the Bond Street Holdings, Inc. 2013 Stock Incentive Plan (the “2013 Plan”) and (iii) the Bond Street Holdings, LLC 2009 Option Plan (the “2009 Plan” and together with the 2016 Plan and the 2013 Plan, the “FCB stock incentive plans” and each an “FCB stock incentive plan”).

Immediately following the Upstream Merger, Florida Community Bank, National Association, a national banking association (“FCB Bank”), merged with and into Synovus Bank, a Georgia state member bank, with Synovus Bank as the surviving entity.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 2, 2019, Synovus issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of FCB as of December 31, 2017 and 2016, and for each of the years ended December 31, 2017 and 2016, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of FCB as of and for the nine months ended September 30, 2018, as well as the accompanying notes thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is filed as Exhibit 99.4 attached hereto:

•	Unaudited pro forma combined condensed balance sheet as of September 30, 2018, giving effect to the Merger as if it occurred on September 30, 2018;

•	unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2018, giving effect to the Merger as if it occurred on January 1, 2017; and

•	unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2017, giving effect to the Merger as if it occurred on January 1, 2017.

(c)	The following Exhibits are filed herewith.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of July 23, 2018, by and among FCB Financial Holdings, Inc., Synovus Financial Corp. and Azalea Merger Sub Corp. (incorporated herein by reference to Annex A of the Form S-4, filed by the Registrant on October 29, 2018)

23.1	Consent of Grant Thornton LLP.*

99.1	Press Release, dated January 2, 2019

99.2	Audited consolidated financial statements of FCB as of and for the years ended December 31, 2017 and 2016*

99.3	Unaudited consolidated financial statements of FCB as of and for the nine months ended September 30, 2018*

99.4
Unaudited pro forma combined condensed balance sheet as of September 30, 2018, giving effect to the Merger as if it occurred on September 30, 2018; unaudited pro forma combined condensed statement of income for the nine months ended September 30, 2018, giving effect to the Merger as if it occurred on January 1, 2017; and unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2017, giving effect to the Merger as if it occurred on January 1, 2017.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Synovus Financial Corp.
(Registrant)

Date: January 2, 2019	By:	/s/ Allan E. Kamensky
(Signature)

	Name:	Allan E. Kamensky, Esq.
	Title:	Executive Vice President, General Counsel and Secretary